UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2005

(Commission File Number) 333-49957-01

EaglePicher Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	13-3989553
(State of incorporation)	(I.R.S. Employer
Identification Number)

3402 East University Drive
Phoenix, Arizona 85034
(Address of Registrant’s principal executive office)

(602) 794-9600
(Registrant’s telephone number)

TABLE OF ADDITIONAL REGISTRANTS

I.R.S. EMPLOYER
	STATE OR OTHER JURISDICTION OF	IDENTIFICATION
NAME OF REGISTRANT	INCORPORATION OR ORGANIZATION	NUMBER

EaglePicher Incorporated	Ohio	31-0268670

Carpenter Enterprises, Inc.	Michigan	38-2752092

Daisy Parts, Inc.	Michigan	38-1406772

Eagle-Picher Far East, Inc.	Delaware	31-1235685

EaglePicher Filtration & Minerals, Inc.	Nevada	31-1188662

EaglePicher Technologies, LLC	Delaware	31-1587660

EaglePicher Automotive, Inc.	Michigan	38-0946293

EaglePicher Pharmaceutical Services, LLC	Delaware	74-3071334

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01(c) Exhibits
SIGNATURES
Exhibit Index
Exhibit 9.01(1)
Exhibit 9.01(2)

Item 1.01	Entry into a Material Definitive Agreement

     EaglePicher Holdings, Inc. (“EP Holdings”) and EaglePicher Incorporated (“EPI”) entered into an Amended and Restated Forbearance Agreement dated as of February 28, 2005, by and among EP Holdings, EPI, a group of banks and other financial institutions (“Lenders”) and Harris Trust and Savings Bank (“Agent”), as Administrative Agent for the Lenders. The Forbearance Agreement relates to the Credit Agreement dated as of August 7, 2003, as amended, by and among EP Holdings, EPI, the Lenders, and the Agent.

     Pursuant to this Forbearance Agreement, the Lenders agreed to forbear from exercising any remedies as a result of EPI’s previously announced covenant noncompliance under the Credit Agreement through June 10, 2005 and to continue funding EPI’s revolving credit facility through that date in its full amount of $125 million, provided that no new defaults occur.

     In connection with this Forbearance Agreement, Granaria Holdings B.V. and ABN AMRO Participaties B.V., which collectively control 100% and beneficially own approximately 84% of EP Holdings’ common stock, purchased a $12,187,500 junior participation in EPI’s revolving credit facility, the amount of EPI’s March 1, 2005 interest payment on its 9.75% Senior Notes due 2013. Granaria also agreed to defer payment on its $1.75 million annual management fee through June 10, 2005.

     This Forbearance Agreement contains a covenant of minimum monthly earnings before interest, taxes, depreciation and amortization (“EBITDA”) as defined in the Forbearance Agreement. This covenant is in lieu of the three financial covenants in the Credit Agreement for which EPI is currently not in compliance. EaglePicher also agreed to an increase of one and one quarter percentage point in the interest rate for the term loan and three quarters of a percentage point in the interest rate for the revolving facility under the Credit Agreement, paid a $500,000 fee and agreed to limit capital expenditures to $10 million from February 28 through June 10, 2005.

Item 8.01.	Other Events

     The registrant issued a press release dated February 28, 2005 announcing entry into the Forbearance Agreement described above, making an interest payment on its senior notes, filing an extension for filing its Annual Report on Form10-K and an estimated net loss of $25 million to $60 million for its fiscal year ended November 30, 2004.

     The information being furnished under Section 7 of this report shall not be considered “filed” for purposes of the Securities and Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 9.01(c).	Exhibits

9.01(1)	Forbearance Agreement dated February 28, 2005

9.01(2)	Press Release dated February 28, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 28, 2005

EAGLEPICHER HOLDINGS, INC.

By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief
Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 28, 2005

EAGLEPICHER INCORPORATED

By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief
Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 28, 2005

CARPENTER ENTERPRISES, INC.

By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief
Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 28, 2005

DAISY PARTS, INC.

By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 28, 2005

EAGLEPICHER FAR EAST, INC.

By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 28, 2005

EAGLEPICHER FILTRATION & MINERALS, INC.

By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 28, 2005

EAGLEPICHER TECHNOLOGIES, LLC

By:	Shane Dryanski

	Name:	Shane Dryanski
	Title:	Vice President and Chief Financial
Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 28, 2005

EAGLEPICHER AUTOMOTIVE, INC.

By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 28, 2005

EAGLEPICHER PHARMACEUTICAL SERVICES, INC.

By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Vice President

Exhibit Index

Exhibit
Number	Description

9.01(1)	Forbearance Agreement dated February 28, 2005

9.01(2)	Press Release dated February 28, 2005.